UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
August 3, 2011
Date of Report (Date of earliest event reported)
BLACKBOARD INC.
(Exact name of registrant as specified in its charter)

Delaware (State of incorporation)	000-50784 (Commission File Number No.)	52-2081178 (IRS Employer Identification \ No.)
650 Massachusetts Ave, NW
Washington, D.C. 20001
(Address of principal executive offices)
(202) 463-4860
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☑	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.
      On August 3, 2011, Blackboard Inc. issued a press release reporting its financial results for the quarter and six months ended June 30, 2011. A copy of the press release is furnished hereto as Exhibit 99.1.
      The information contained in this Current Report, including Exhibit 99.1, is furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be incorporated by reference into a filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Press Release dated August 3, 2011.
Forward-Looking Statements
This Form 8-K contains forward-looking statements, including those regarding the proposed merger with an affiliate of Providence Equity Partners L.L.C. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the proposed merger in a timely manner or at all; the satisfaction of conditions precedent to consummation of the merger, including the ability to secure regulatory approvals and approval by Blackboard’s stockholders; successful completion of anticipated financing arrangements; the possibility of litigation (including litigation related to the merger itself); and other risks described in Blackboard’s filings with the Securities and Exchange Commission (the “SEC”), including its most recent Form 10-Q and Form 10-K. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof, and Blackboard does not undertake any obligation to update any forward-looking statements.
Additional Information and Where to Find It
Blackboard intends to file with the SEC a proxy statement in connection with the proposed merger. The definitive proxy statement will be sent or given to the stockholders of Blackboard and will contain important information about the proposed merger and related matters. BEFORE MAKING ANY VOTING DECISION, BLACKBOARD’S STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The proxy statement and other relevant materials (when they become available), and any other documents filed by Blackboard with the SEC, may be obtained free of charge at the SEC's website at www.sec.gov. In addition, security holders will be able to obtain free copies of the proxy statement from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com.
Participants in the Solicitation
Blackboard and its directors and executive officers may be deemed to be participants in the solicitation of proxies from Blackboard’s stockholders in connection with the proposed merger. Information about Blackboard’s directors and executive officers is set forth in Blackboard’s proxy statement for its 2011 Annual Meeting of Stockholders, which was filed with the SEC on April 21, 2011, and its Annual Report on Form 10-K for the year ended December 31, 2010, which was filed with the SEC on February 18, 2011. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Blackboard by contacting Blackboard’s Investor Relations Department (i) by mail to Blackboard Inc., 650 Massachusetts Avenue, NW, 6th Floor, Washington, DC 20001, Attn: Investor Relations Department, (ii) by telephone at 202-463-4860 or (iii) by e-mail to Investor@Blackboard.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the merger will be included in the proxy statement that Blackboard intends to file with the SEC.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKBOARD INC. (Registrant)
Dated: August 3, 2011	By:	/s/ John E. Kinzer
John E. Kinzer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated August 3, 2011